EXHIBIT 99




                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-Q of Medical Action Industries Inc. (the "Company") for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, Paul D. Meringolo, Chief Executive Officer, Chairman of the Board and President and Richard G. Satin, Principal Financial Officer, Vice President of Operations and General Counsel of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Paul D. Meringolo                                        /s/ Richard G. Satin
--------------------------------------------                 ----------------------------------------------
Chief Executive Officer, Chairman of the                     Principal Financial Officer, Vice President of
Board and President                                          Operations and General Counsel


Date:  August 5, 2003                                        Date:  August 5, 2003
     ---------------------------------------                      -----------------------------------------

                                        MEDICAL ACTION INDUSTRIES INC.




Dated:  August 5, 2003                  By:  /s/ Richard G. Satin
        ---------------------------          --------------------
                                             Richard G. Satin
                                             Principal Financial Officer
                                             Vice President of Operations and
                                             General Counsel